                                                                    EXHIBIT 10.2

            AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDMENT No. 4 (this "Amendment") dated as of June 15, 2004 to the Credit Agreement referenced below is by and among Advanced Medical Optics, Inc., a Delaware corporation (the "Borrower"), the Guarantor, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

                               W I T N E S S E T H

      WHEREAS, a $100 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of June 17, 2003 among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Foreign Currency Fronting Lender and L/C Issuer, General Electric Capital Corporation, as Syndication Agent, Bank One, NA, as Documentation Agent, and General Electric Capital Corporation and Banc of America Securities LLC, as Co-Lead Arrangers;

      WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement as set forth herein; and

      WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Credit Agreement is amended in the following respects:

            (a) The "." appearing at the end of clause (d) in the definition of "Change of Control" in Section 1.01 is hereby deleted and replaced with ", or" and a new clause (e) is hereby added at the end of the definition of "Change of Control" and shall read as follows:

                  (e) the occurrence of a "Fundamental Change" (or any comparable term) under, and as defined in, the documents governing the 2004 Senior Subordinated Debt.

            (b) The following definitions are hereby added to Section 1.01 in appropriate alphabetical order:

                  "2004 Senior Subordinated Debt" has the meaning specified in
            Section 7.03(o).

                  "Amendment No. 4 Effective Date" means June 15, 2004.

                  "Purchase Agreement" means that certain Stock and Purchase
            Agreement dated as of April 21, 2004 between the Borrower and Pfizer, Inc.

                  "Surgical Business" means the worldwide business of
            researching, developing, manufacturing, marketing, distributing and selling viscoelastic products, intraocular lenses and glaucoma shunts used in the practice of human ophthalmic surgery to be purchased from Pfizer Inc. pursuant to the Purchase Agreement.

                  "Surgical Business Acquisition" means the purchase by the
            Borrower of the Surgical Business pursuant to and in accordance with the terms of the Purchase Agreement.

            (c) A new Section 5.30 is hereby added following Section 5.29 and shall read as follows:

            Section 5.30 Subordination.

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            All Obligations hereunder and under the other Loan Documents are within the definitions of "Senior Indebtedness" and "Designated Senior Indebtedness" included in the subordination provisions contained in the documents governing the 2004 Senior Subordinated Debt. There exists no Designated Senior Indebtedness for purposes of, and as defined in, the documentation governing the 2004 Senior Subordinated Debt (other than the Obligations).

      (d)   Section 7.03(c) is hereby amended to read as follows:

            (c) Guarantees of (i) the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder (which Guarantees in respect of the Senior Subordinated Debt Financing and the Indebtedness permitted by
      Section 7.03(m)) shall be similarly subordinated) of the Borrower or any other Guarantor and (ii) the Borrower in respect of obligations under cash management or similar agreements entered into by any Subsidiary with any Lender; provided, however it is understood and agreed that the Subsidiaries of the Borrower shall not Guarantee the 2004 Senior Subordinated Debt and any such Guarantee is prohibited by this Agreement;

      (e) The "." appearing at the end of Section 7.03(n) is hereby deleted and replaced with "; and" and a new subsection (o) is hereby added at the end of
Section 7.03 and shall read as follows:

            (o) Indebtedness of the Borrower incurred in connection with the issuance of subordinated debt securities (the "2004 Senior Subordinated Debt"); provided that (i) the aggregate principal amount of such 2004 Senior Subordinated Debt shall not exceed $350 million, (ii) the documentation (including the subordination provisions) governing such 2004 Senior Subordinated Debt (including the schedules and exhibits thereto) shall be satisfactory to the Administrative Agent and (iii) the proceeds from the issuance of such 2004 Senior Subordinated Debt shall be used (A) to repay the Indebtedness under the Senior Subordinated Debt Documents and
      (B) to partially finance the Surgical Business Acquisition within 20 days of the Amendment No. 4 Effective Date.

      (f) A new clause (vi) is hereby added at the end of Section 7.16(a) and shall read as follows:

            (vi) the prepayment, redemption, purchase, defeasance or other satisfaction of the Senior Subordinated Debt Financing prior to the scheduled maturity thereof with proceeds from the 2004 Senior Subordinated Debt and/or cash on hand.

      (g) The language preceding the proviso in Section 7.16(b) is hereby amended to read as follows:

            (b) Amend, modify or change in any manner any term or condition of any Existing Debt, Indebtedness under the Senior Subordinated Debt Documents, the 2004 Senior Subordinated Debt or any other Indebtedness subordinated to any Obligations, or permit any of its Subsidiaries to do any of the foregoing other than (x) to prepay any Indebtedness payable to the Borrower or (y) any amendment to the Senior Subordinated Debt Documents which only removes all or a portion of the restrictive covenants and/or events of default with respect to the Borrower from such Senior Subordinated Debt Documents;

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      (h)   The following paragraph is hereby added at the end of Section 7.21 and shall read as follows:

            Incur or permit to exist any Indebtedness (other than Indebtedness under the Loan Documents) if the instrument governing such Indebtedness states, or the Borrower otherwise purports to designate, that such Indebtedness is "Designated Senior Indebtedness" as such term is defined in the documentation governing the 2004 Senior Subordinated Debt.

      (i) The second parenthetical in Section 8.01(e) is hereby amended to read as follows:

      (other than Indebtedness hereunder, Indebtedness under Swap Contracts and the 2004 Senior Subordinated Debt)

      (j) The "." appearing at the end of Section 8.01(l) is hereby deleted and replaced with "; or" and a new subsection (m) is hereby added at the end of
Section 8.01 and shall read as follows:

            (m) 2004 Senior Subordinated Debt. (i) There shall occur an "Event of Default" (or any comparable term) under, and as defined in, the documentation governing the 2004 Senior Subordinated Debt, (ii) any of the Obligations for any reason shall cease to be "Designated Senior Indebtedness" (or any comparable term) under, and as defined in, the documentation governing the 2004 Senior Subordinated Debt, (iii) any Indebtedness other than the Obligations shall constitute "Designated Senior Indebtedness" (or any comparable term) under, and as defined in, the documentation governing the 2004 Senior Subordinated Debt or (iv) the subordination provisions of the documentation governing the 2004 Senior Subordinated Debt shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the 2004 Senior Subordinated Debt.

      2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantor and the Required Lenders.

      3.    Miscellaneous.

            (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under its Guaranty or the other Loan Documents.

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            (c)   The Borrower and the Guarantor hereby represent and warrant as follows:

                  (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in
      Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

            (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                            ADVANCED MEDICAL OPTICS, INC.,
                                     a Delaware corporation

                                     By: /s/ VINCENT E. SCULLIN, JR.
                                         ---------------------------------------
                                     Name: Vincent E. Scullin, Jr.
                                     Title: Vice President, Treasurer

GUARANTOR:                           AMO HOLDINGS, LLC

                                     By: /s/ VINCENT E. SCULLIN, JR.
                                         ---------------------------------------
                                     Name: Vincent E. Scullin, Jr.
                                     Title: Vice President, Treasurer

ADMINISTRATIVE
AGENT:                               BANK OF AMERICA, N.A.,
                                     as Administrative Agent

                                     By: /s/ ANGELA LAU
                                         ---------------------------------------
                                     Name: Angela Lau
                                     Title: Assistant Vice President

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LENDERS:                             BANK OF AMERICA, N. A., as a Lender

                                     By:   /s/ PETE GRIFFITH
                                           -------------------------------------
                                     Name:  Pete Griffith
                                     Title: Managing Director

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION

                                     By:    /s/ HOWARD BAILEY
                                            ------------------------------------
                                     Name:  Howard Bailey
                                     Title: Duly Authorized Signatory

                                     BANK ONE, NA

                                     By:   /s/ JOSEPH PERDENZA
                                           -------------------------------------
                                     Name:  Joseph Perdenza
                                     Title: Director

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:   _____________________________________
                                     Name: _____________________________________
                                     Title:_____________________________________

                                     THE GOVERNOR AND COMPANY OF BANK
                                     OF IRELAND

                                     By:   _____________________________________
                                     Name: _____________________________________
                                     Title:_____________________________________

                                     MUIRFIELD TRADING LLC

                                     By:   _____________________________________
                                     Name: _____________________________________
                                     Title:_____________________________________

                                     LONG GROVE CLO, LIMITED

                                     By:   _____________________________________
                                     Name: _____________________________________
                                     Title:_____________________________________

                                     US BANK

                                     By:    /s/ JANICE T. THEDE
                                            ------------------------------------
                                     Name:  Janice T. Thede
                                     Title: Vice President